FORM 8K\A-1

                       SECURITIES AND EXCHANGE COMMISSION
                           450 FIFTH STREET NORTHWEST
                              WASHINGTON, DC 02549


                       AMENDMENT TO APPLICATION OR REPORT

                 Filed pursuant to Section 12, 13, or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 22, 1995


                          ASPEN EXPLORATION CORPORATION

               (Exact name of Registrant as specified in charter)


                                 AMENDMENT NO. 1

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K as set forth in the pages attached hereto.

                                     ITEM 7.









         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         ASPEN EXPLORATION CORPORATION
                                                (Registrant)


                                         By  /s/  R.V. Bailey
                                            ------------------------------------
                                             R. V. Bailey, President


Date:  March 11, 1996

Item 7.  Financial Statements

     (i) Financial statements for assets acquired are provided herein by this Form 8K\A-1 Amendment to Form 8-K Current Report dated November 1, 1995 and filed on November 22, 1995, as allowed by Item 7(a) (4).

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Aspen Exploration Corporation and Subsidiaries
Denver, Colorado


     We have audited the accompanying statement of revenue and direct expenses of the assets acquired from Capitol Oil Corporation for the years ended June 30, 1995 and 1994. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above present fairly, in all material respects, the results of operations for the assets acquired from Capitol Oil Corporation for the years ended June 30, 1995 and 1994, in conformity with generally accepted accounting principles.


                                      HOLBEN, BOAK, COOPER & CO.


Denver, Colorado
March 9, 1996

                          ASPEN EXPLORATION CORPORATION
                    STATEMENTS OF REVENUE AND DIRECT EXPENSES
               OF THE ASSETS ACQUIRED FROM CAPITOL OIL CORPORATION
                   FOR THE YEARS ENDED JUNE 30, 1995 AND 1994
              AND THE QUARTER ENDED SEPTEMBER 30, 1995 (UNAUDITED)



                           September 30,                 June 30,
                              1995                1995               1994
                         ---------------          ------------------------
                           (Unaudited)


Oil & Gas Revenue           $20,118             $89,943            $96,992
                            -------             -------            -------


Lease Operating Expense        5,234             12,928             15,403
Production Taxes                 668              2,870              4,502
Workover Expense               -0-                5,449              2,256
                             -------            -------            -------
                               5,902             21,247             22,161
                             -------            -------            -------

Excess of Revenue over
direct Expenses              $14,216            $68,696            $74,831
                             =======            =======            =======















                        See Notes to Financial Statements

                          ASPEN EXPLORATION CORPORATION
               NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
               OF THE ASSETS ACQUIRED FROM CAPITOL OIL CORPORATION

Note 1 - Summary of significant accounting policies

On November 1, 1995, Aspen Exploration Corporation (the "Company") acquired various working interests of the producing oil and gas properties of Capitol Oil Corporation. The acquired assets include interests in two producing oil wells, one shut-in gas well and two idle wells waiting to be abandoned or converted to salt water disposal wells. The interests were acquired as a group and ranged from 60% to 90%.Of the group interest acquired, Aspen bought 20%. Officers of the Company acquired 5% and the rest was sold to outside parties. Aspen will act as operator of the wells. The accompanying statements present the revenues and the associated direct expenses of these properties, as incurred by Capitol Oil, for the years ended June 30, 1995 and 1994. The statements do not include depreciation, amortization or depletion or any allocation of corporate overhead costs or any other indirect expenses including income taxes.

Form 8-K, filed by the Company on November 22, 1995 and which describes the acquisitions in detail, should be read in conjunction with these financial statements.


Note 2 - Major customers

All oil and gas revenue was derived from one purchaser.


Note 3 - Unaudited oil and gas reserve quantities

The following unaudited reserve estimates presented as of June 30, 1995 and 1994 were prepared by Robert A. Cohan, Vice President, Oil and Gas Operations, Aspen Exploration Corporation. There are many uncertainties inherent in estimating proved reserve quantities and in projecting future production rates and the timing of development expenditures. In addition, reserve estimates of new discoveries that have little production history are more imprecise than those of properties with more production history. Accordingly, these estimates are expected to change as future information becomes available.

Proved oil and gas reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

                          ASPEN EXPLORATION CORPORATION
               NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
               OF THE ASSETS ACQUIRED FROM CAPITOL OIL CORPORATION
                                   (CONTINUED)

Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods.

Unaudited net quantities of proved and proved developed reserves of crude oil (including condensate) and natural gas (all located within the United States) are as follows:

Changes in proved reserves                   (Bbls)            (MCF)
--------------------------                   ------            -----
                                                  (in thousands)
Estimated quantity, June 30, 1993               72               74
  Production                                    (7)              (0)
                                                ---              ---

Estimated quantity, June 30, 1994               65               74
  Production                                    (7)              (0)
                                                ---              ---

Estimated quantity, June 30, 1995               58               74
                                               ====             ====



Proved reserves            Developed        Undeveloped          Total
                           ---------        -----------          -----
  at year end                     (in thousands)
-----------------

Oil (Bbls)
  June 30, 1994               21                44                 65
  June 30, 1995               14                44                 58

Gas (MCF)
  June 30, 1994                0                74                 74
  June 30, 1995                0                74                 74

The following table presents a standardized measure of the discounted future net cash flows attributable to the Company's proved oil and gas reserves. Future cash inflows were computed by applying year-end prices of oil and gas to the estimated future production of proved oil and gas reserves. The future production and development costs represent the estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expenses were computed by applying statutory income tax rates to the difference between pre-tax net cash flows relating to the Company's proved oil and gas reserves and the tax basis of proved oil and gas properties and available net operating loss carryforwards. Discounting the future net cash inflows at 10% is a method to measure the impact of the time value of money.

                          ASPEN EXPLORATION CORPORATION
               NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
               OF THE ASSETS ACQUIRED FROM CAPITOL OIL CORPORATION
                                   (CONTINUED)



                                                 June 30,
                                      -----------------------------
                                      1995                     1994
                                      ----                     ----
                                             (in thousands)

Future cash inflows                   $751                     $836
Future production and
  development costs                   (174)                    (193)
Future income tax
  expense                               --                       --
                                      ----                     ----

Future net
  cash flows                           577                      643

10% annual discount
  for estimated timing
  of cash flows                       (173)                    (193)
                                      ----                     ----

Standardized measure
  of discounted future
  net cash flows                      $404                     $450
                                      ====                     ====

                          ASPEN EXPLORATION CORPORATION
               NOTES TO STATEMENTS OF REVENUE AND DIRECT EXPENSES
               OF THE ASSETS ACQUIRED FROM CAPITOL OIL CORPORATION
                                   (CONTINUED)


The following presents the principal sources of the changes in the standardized measure of discounted future net cash flows:


                                         Years ended June 30,
                                        ---------------------
                                     1995                   1994
                                    ------                 ------
                                           (in thousands)

Standardized measure of
  discounted future net
  cash flows, beginning
  of year                           $  450                  $  479
                                    ------                  ------

Sales and transfers of
  oil and gas produced,
  net of production
  costs                                (69)                   (75)

Net changes in prices
  and production costs
  and other                              2                     (2)

Other                                  (25)                     -

Accretion of discount                   46                     48
                                    ------                 ------

                                       (46)                   (29)
                                    ------                 ------

Standardized measure
  of discounted future
  cash flows, end of
  year                              $  404                 $  450
                                    ======                 ======


Note 4 - Subsequent events

Subsequent to acquiring the interests, the Company recompleted the shut-in gas well. In March 1996, the Company connected the well to a gas line and commenced gas sales from the well.

Item 7.  Pro forma financial information

     (ii) Pro forma financial information for assets acquired are provided herein by this Form 8K\A-1 Amendment to Form 8-K Current Report dated November 1, 1995 and filed on November 22, 1995 as allowed by Item 7(a) (4).

                          Condensed Pro Forma Combined
                             Statement of Operations

The following unaudited condensed pro forma combined statement of operations for the year ended June 30, 1995 and the quarter ended September 30, 1995 is presented to show the effects of the acquisition of certain oil and gas producing properties (the "Properties") by Aspen Exploration Company ("Aspen") as if the acquisition had taken place on July 1, 1994. The acquisition, which occurred on November 1, 1995, is accounted for as a purchase. The financial information for Aspen for the year ended June 30, 1995 and September 30, 1995 is derived from its Form 10-KSB and 10- Q-SB as filed for that period and should be read in conjunction with this statement. Additionally, Form 8-K, filed by the Company of November 22, 1995 and which describes the acquisition of the properties in detail and the Company's Form 10-Q-SB for the quarter ended December 31, 1995, which contains a balance sheet for the Company which reflects the acquisition, should also be read in conjunction with this statement.

The pro forma results of operations are not necessarily indicative of the results of operations that would actually have occurred if the transaction had been effective as of July 1, 1994.


                                                    ASPEN EXPLORATION CORPORATION
                                       CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                     YEAR ENDED JUNE 30, 1995
                                                          (UNAUDITED)

                                                                                  PRO FORMA
                                                    HISTORICAL                   ADJUSTMENTS                   PRO FORMA
                                             ASPEN         PROPERTIES      DEBIT            CREDIT             COMBINED
                                          -----------      ----------     ------            ------             ---------

REVENUES

  OIL & GAS                                    221,875       89,943                                              311,818
  MINERAL                                      934,351                                                           934,351
  FEES AND EQUIPMENT RENTAL                     47,405      +                                                      47,405
  INTEREST                                       2,648                                                             2,648
                                            ----------    ----------                                          ----------
                                             1,206,279        89,943                                           1,296,222
                                            ----------    ----------                                          ----------

COSTS & EXPENSES

  OIL & GAS PRODUCTION                         178,687       21,247                                              199,934
  LOSS ON DISPOSITION OF ASSETS                232,220                                                           232,220
  DEPRECIATION DEPLETION & AMORTIZATION         77,179                (1)  19,480                                 96,659
  MINERAL SEVERANCE TAX                         45,000                                                            45,000
  SELLING, GENERAL & ADMINISTRATIVE            564,955                (2)   6,000                                570,955
                                            ----------   ----------        ------       -------               ----------
                                             1,098,041       21,247        25,480             0                1,144,768
                                            ----------   ----------        ------       -------               ----------


NET INCOME                                     108,238       68,696       (25,480)            0                  151,454
                                            ==========   ==========    ==========    ==========               ==========

NET INCOME PER COMMON SHARE                       0.03          N/A                                                 0.04
                                            ==========   ==========                                           ==========


WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                    4,194,322          N/A                                            4,194,322
                                            ==========   ==========                                           ==========


              SEE NOTES TO CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS

          NOTES TO CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

     (A) Pro forma adjustments:

          (1) To record depletion and amortization on the properties acquired, using the full cost method. Depletion and amortization of the properties valued at $185,000 is computed using a unit-of-production method based on proved reserves as determined by independent engineers.

          (2) Estimated accounting and legal costs associated with SEC filings regarding the acquisition.

     (B) Pro forma loss per share:

         The loss per common share is based on the weighted average number of common shares outstanding for the period presented.

                                                    ASPEN EXPLORATION CORPORATION
                                         CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                 FIRST QUARTER ENDED SEPTEMBER 30, 1995
                                                              UNAUDITED)


                                                                                      PRO FORMA
                                                            HISTORICAL               ADJUSTMENTS            PRO FORMA
                                                      ASPEN         PROPERTIES    DEBIT       CREDIT         COMBINED
                                                    ----------     -----------    -----       ------        ---------

REVENUES

  OIL & GAS                                              99,349       20,118                                 119,467
  MINERAL                                               236,825                                              236,825
  ALASKA MINING TAX EXEMPTION                            45,000                                               45,000
  INTEREST & OTHER                                        6,268                                                6,268
                                                     ----------    ---------                               ---------
                                                        387,442       20,118                                 407,560
                                                     ----------    ---------                               ---------

COSTS & EXPENSES

  OIL & GAS PRODUCTION                                    7,046        5,902                                  12,948
  DEPRECIATION DEPLETION & AMORTIZATION                   7,500                 (1)  4,175                    11,675
  SELLING, GENERAL & ADMINISTRATIVE                     157,454                                              157,454
                                                    -----------   ----------    ----------    ----------   ---------
                                                        172,000        5,902         4,175             0     182,077
                                                     ----------   ----------    ----------    ----------   ---------

NET INCOME                                              215,442       14,216        (4,175)            0     225,483
                                                     ==========   ==========    ==========    ==========   =========


NET INCOME PER COMMON SHARE                                0.05         N/A                                     0.05
                                                     ==========   ==========                               =========


WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                             4,271,322         N/A                                4,271,322
                                                     ==========   ==========                              ==========


                SEE NOTES TO CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS

          NOTES TO CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

     (A) Pro forma adjustments:

          (1) To record depletion and amortization on the properties acquired, using the full cost method. Depletion and amortization of the properties valued at $185,000 is computed using a unit-of-production method based on proved reserves as determined by independent engineers.

     (B) Pro forma loss per share:

         The loss per common share is based on the weighted average number of common shares outstanding for the period presented.

Item 7.  Exhibits to the report

     (iii) Exhibits

          (1) Incorporated by reference on Form 10-K dated June 30, 1995 (filed on September 25, 1995).

          (2) Incorporated by reference to Acquisition Agreement relating to the Capitol Oil Corporation properties dated November 1, 1995 (filed on November 22, 1995).

          (3) Incorporated by reference on Form 8-K dated November 1, 1995 (filed on November 22, 1995).